UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

MABVAX THERAPEUTICS HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MABVAX THERAPEUTICS HOLDINGS, INC.
11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(858) 259-9405

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2017

[●], 2017

To the stockholders of MabVax Therapeutics Holdings, Inc.:

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), will be held on [●], 2017, at 10:00 a.m. local time, at 11535 Sorrento Valley Rd., Suite 400, San Diego, CA 92121 for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1)
To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price is required to continue to meet the continued listing qualifications for The Nasdaq Capital Market, to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to [●], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;

2)
To approve the potential issuance of up to an aggregate of 3,400,000 shares of common stock, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on August 11, 2017, consisting of (i) 2,386,360 shares of common stock issuable upon conversion of Series J Preferred Stock, issued to investors in a financing consummated in August 2017 and (ii) 1,013,640 shares of common stock available for issuance under designated but unissued shares of Series J Preferred Stock;

3)
If Proposal 2 is approved, to approve the potential issuance of up to 6,500,000 shares of common stock upon conversion of Series K Preferred Stock issuable in connection with a financing consummated in August 2017, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on August 11, 2017;

4)
To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

5)
To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

6)
To approve the Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, including the reservation of 6,128,406 shares of common stock for issuance; and

7)
To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to the amended and restated bylaws of the Company, the Board of Directors has fixed the close of business on [●], 2017 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting and any adjournment thereof. Holders of the Company’s common stock and Series D through Series K Convertible Preferred Stock as of the Record Date, are entitled to vote at the Special Meeting. This notice, the Proxy Statement, and proxy card will be first sent or made available to stockholders on or about [●], 2017.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over telephone or the internet in accordance with the instructions on the proxy card. Any stockholder attending the Special Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ J. David Hansen
J. David Hansen
Chairman of the Board of Directors

MABVAX THERAPEUTICS HOLDINGS, INC.
11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(859) 259-9405

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
[●], 2017

The enclosed proxy is solicited by the board of directors (“Board of Directors”) of MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), in connection with the Special Meeting of Stockholders (the “Special Meeting”) of the Company, to be held on [●], 2017, at 10:00 a.m. local time, at 11535 Sorrento Valley Rd., Suite 400, San Diego, CA 92121. The principal executive office of the Company is located at 11535 Sorrento Valley Rd., Suite 400, San Diego, CA 92121, and its telephone number is (858) 259-9405.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1)
To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price is required to continue to meet the continued listing qualifications for The Nasdaq Capital Market, to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to [●], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors;

2)
To approve the potential issuance of up to an aggregate of 3,400,000 shares of common stock, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on August 11, 2017, consisting of (i) 2,386,360 shares of common stock issuable upon conversion of Series J Preferred Stock, issued to investors in a financing consummated in August 2017 and (ii) 1,013,640 shares of common stock available for issuance under designated but unissued shares of Series J Preferred Stock;

3)
If Proposal 2 is approved, to approve the potential issuance of up to 6,500,000 shares of common stock upon conversion of Series K Preferred Stock issuable in connection with a financing consummated in August 2017, in excess of 19.99% of the number of shares of common stock that were issued and outstanding on August 11, 2017

4)
To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

5)
To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

6)
To approve the Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, including the reservation of 6,128,406 shares of common stock for issuance thereunder; and

7)
To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on [●], 2017 as the Record Date for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. The notice of the Special Meeting (the “Notice”), this Proxy Statement, and the proxy card will be first sent or made available to stockholders on or about [●], 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [●], 2017: THE NOTICE, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT WWW.MABVAX.COM.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being furnished with respect to the solicitation of proxies by the Board of Directors of the Company for the Special Meeting.

What Is Included in these Materials?

These materials include the Notice, the Proxy Statement and a proxy card.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding”, which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Notice, the Proxy Statement and the proxy card to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company’s printing and mailing costs, and the environmental impact of the Company’s Special Meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice, the Proxy Statement and the proxy card to any stockholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the proxy card, stockholders may write or speak to the Company at the following address and phone number:

MabVax Therapeutics Holdings, Inc.
11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
Attn: Secretary
Phone: (858) 259-9405

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who Is Entitled to Vote?

 Our Board has fixed the close of business on [●], 2017 as the Record Date for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.  Holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), Series D Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), Series E Convertible Preferred Stock, par value $0.01 (the “Series E Preferred Stock”), Series F Convertible Preferred Stock, par value $0.01 (the “Series F Preferred Stock”), Series G Convertible Preferred Stock, par value $0.01 (the “Series G Preferred Stock”), Series H Convertible Preferred Stock, par value $0.01 (the “Series H Preferred Stock”), Series I Convertible Preferred Stock, par value $0.01 (the “Series I Preferred Stock”), Series J Convertible Preferred Stock, par value $0.01 (the “Series J Preferred Stock”), Series K Convertible Preferred Stock, par value $0.01 (the “Series K Preferred Stock” and, collectively with the Common Stock and Series D Preferred Stock through Series K Preferred Stock, the “Voting Capital”) may vote on each proposal that may come before the Special Meeting subject to beneficial ownership limitations governing the Series D Preferred Stock through Series K Preferred Stock.

Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders and holders of Series D Preferred Stock through Series K Preferred Stock are entitled to vote on all matters on an as converted basis with the holders of our Common Stock, subject to certain conversion limitations.

Each share of Series D Preferred Stock is convertible into 13.51 shares of Common Stock subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series D preferred stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99% (provided that certain investors elected to block their beneficial ownership initially at 2.49%), in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series D preferred stock. On the Record Date, there were [●] shares of Series D Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series D Preferred Stock can be voted by the holders thereof as of the Record Date.

Each share of Series E Preferred Stock is convertible into 15.59 shares of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series E Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series E Preferred Stock. On the Record Date, there were [●] shares of Series E Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series E Preferred Stock can be voted by the holders thereof as of the Record Date.

Each share of Series F Preferred Stock is convertible into 1 share of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series E Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series F Preferred Stock. On the Record Date, there were [●] shares of Series F Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series F Preferred Stock can be voted by the holders thereof as of the Record Date.

Each share of Series G Preferred Stock is convertible into 1 share of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series E Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series G Preferred Stock. On the Record Date, there were [●] shares of Series G Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series G Preferred Stock can be voted by the holders thereof as of the Record Date.

Each share of Series H Preferred Stock is convertible into 572 shares of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series H Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series H Preferred Stock. On the Record Date, there were [●] shares of Series H Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series H Preferred Stock can be voted by the holders thereof as of the Record Date.

Each share of Series I Preferred Stock is convertible into 1 share of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series I Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series I Preferred Stock. On the Record Date, there were [●] shares of Series I Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series I Preferred Stock can be voted by the holders thereof as of the Record Date.

Each share of Series J Preferred Stock is convertible into 1,000 shares of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series J Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series J Preferred Stock. On the Record Date, there were [●] shares of Series J Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series J Preferred Stock can be voted by the holders thereof as of the Record Date, provided however, that none of the 3,400,000 shares of Common Stock underlying the Series J Preferred Stock may be counted towards approval of this proposal and may only be counted as present for purposes of determining a quorum.

Each share of Series K Preferred Stock is convertible into 100 shares of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series K Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series K Preferred Stock. On the Record Date, there were [●] shares of Series K Preferred Stock outstanding. Taking into account conversion limitations, [●] of the shares of the Series K Preferred Stock can be voted by the holders thereof as of the Record Date, provided however, that none of the 6,500,000 shares of Common Stock underlying the Series K Preferred Stock may be counted towards approval of this proposal and may only be counted as present for purposes of determining a quorum.

On the Record Date, there were [●] shares of Common Stock outstanding.

What Is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Computershare, you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.
Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.
Vote by mail.  Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.
Vote by telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.

4.
Vote in person. Attend and vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1.
Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.
Vote by mail.  Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.
Vote by telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.

4.
Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as you instruct in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the Special Meeting. If you are a registered stockholder and attend the Special Meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus, holders of the Voting Capital representing a majority of votes must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Special Meeting.  If there is not a quorum at the Special Meeting, we may adjourn the Special Meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board of Directors.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on any proposals to be considered at the Special Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Which Proposals Are Considered “Routine” or “Non-Routine”?

All of the proposals to be voted upon at the Special Meeting are considered non-routine except for Proposal 7, adjournment of the Special Meeting.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal.  Abstentions and broker non-votes will not be counted as having been voted on the proposals.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price is required to continue to meet the continued listing qualifications for The Nasdaq Capital Market, to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to [●], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors
	A majority of the votes outstanding on Record Date	No

To approve the potential issuance of up to an aggregate of 3,400,000 shares of Common Stock, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017, consisting of (i) 2,386,360 shares of Common Stock issuable upon conversion of Series J Preferred Stock, issued to investors in a financing consummated in August 2017 and (ii) 1,013,640 shares of Common Stock available for issuance under designated but unissued shares of Series J Preferred Stock

A majority of the votes cast; provided, however, that none of the 3,400,000 shares of Common Stock underlying the Series J Preferred Stock may be counted towards approval of this proposal and may only be counted as present for purposes of determining a quorum
No

If Proposal 2 is approved, to approve the potential issuance of up to 6,500,000 shares of Common Stock upon conversion of Series K Preferred Stock issuable in connection with a financing consummated in August 2017, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017

A majority of the votes cast; provided, however, that none of the 6,500,000 shares of Common Stock underlying the Series K Preferred Stock may be counted towards approval of this proposal and may only be counted as present for purposes of determining a quorum.
No

To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)
	A majority of the votes cast	No

To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)
	A majority of the votes cast	No

To approve the Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, including the reservation of 6,128,406 shares of Common Stock for issuance thereunder;
	A majority of the votes cast	No

Adjournment of the Special Meeting	A majority of the votes cast	Yes

What Are the Voting Procedures?

In voting by proxy, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Special Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the proxies will be voted FOR (1) the grant the Board of Directors the authority, in its sole direction, in determining a higher stock price is required to continue to meet the continued listing qualifications for The Nasdaq Capital Market, to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to [●], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors; (2) to approve the potential issuance of up to an aggregate of 3,400,000 shares of Common Stock, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017, consisting of (i) 2,386,360 shares of Common Stock issuable upon conversion of Series J Preferred Stock, issued to investors in a financing consummated in August 2017 and (ii) 1,013,640 shares of Common Stock available for issuance under designated but unissued shares of Series J Preferred Stock; (3) to approve the potential issuance of up to 6,500,000 shares of Common Stock upon conversion of Series K Preferred Stock issuable in connection with a financing consummated in August 2017, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017; (4) the authorization of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); (5) To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); (6) the authorization of the Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, including the reservation of 6,128,406 shares of Common Stock for issuance thereunder.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: MabVax Therapeutics Holdings, Inc., 11535 Sorrento Valley Rd., Suite 400, San Diego, CA 92121, Attention: Secretary, or by facsimile at (858) 792-7375.

Who Is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the governing documents of the Company with respect to the matters to be voted upon at the Special Meeting.

How can I find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Special Meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal 6 (members of our Board of Directors and our executive officers will be eligible for equity incentive awards and otherwise to participate in our plan).

 SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us concerning the beneficial ownership of our Common Stock for:

●
each person known by us to beneficially own more than 5% of our Common Stock;

●
each of our directors;

●
each of our executive officers; and

●
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of the Company’s Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of the above date, whether through the exercise of options, warrants or otherwise. Percentage ownership calculations for beneficial ownership are based on 10,563,899 shares outstanding as of August 22, 2017, adjusted as required by rules promulgated by the SEC.
Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Stockholders
None
Directors and Executive Officers
J. David Hansen (1)	700,701	6.26%
Philip O. Livingston, M.D. (2)	246,519	2.32%
Gregory P. Hanson (3)	92,298	*
Kenneth M. Cohen (4)	74,480	*
Paul W. Maffuid, Ph.D. (5)	68,096	*
Paul V. Maier (6)	64,447	*
Thomas C. Varvaro (7)	62,169	*
Jeffrey F. Eisenberg (8)	53,020	*
Paul Resnick (9)	30,293	*
All executive officers and directors as a group (9 persons)	1,392,022	11.99%

(1)	Includes 630,100 shares subject to options exercisable within 60 days of August 22, 2017.
(2)
Consists of (i) 176,675 shares held by RTP Venture Fund, (ii) 14,885 shares held by Philip O. Livingston, (iii) 1,721 shares held by the Joan L. Tweedy 2011 Revocable Trust, or the Tweedy Trust, and (iv) 53,238 shares subject to options exercisable within 60 days of August 22, 2017 held by Philip O. Livingston. Voting and dispositive decisions of RTP Venture Fund, LLC are made by Philip Livingston, and Philip O. Livingston is a trustee of the Tweedy Trust. The address for RTP Venture Fund, LLC is 156 E. 79th Street, Apt. 6C, New York, NY 10075.

(3)	Includes 53,964 shares subject to options exercisable within 60 days of August 22, 2017.
(4)	Includes 60,685 shares subject to options exercisable within 60 days of August 22, 2017, and 6,238 common stock warrants purchased in the August 2016 financing transaction.
(5)	Includes 40,785 shares subject to options exercisable within 60 days of August 22, 2017.
(6)	Includes 60,685 shares subject to options exercisable within 60 days of August 22, 2017.
(7)	Includes 59,083 shares subject to options exercisable within 60 days of August 22, 2017.
(8)	Includes 53,020 shares subject to options exercisable within 60 days of August 22, 2017.
(9)	Includes 30,293 shares subject to options exercisable within 60 days of August 22, 2017.

PROPOSAL 1:

TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY, IN ITS SOLE DIRECTION, IN DETERMINING A HIGHER STOCK PRICE IS REQUIRED TO CONTINUE TO MEET THE CONTINUED LISTING QUALIFICATIONS FOR THE NASDAQ CAPITAL MARKET, TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK BY A RATIO OF NOT LESS THAN ONE-FOR-TWO AND NOT MORE THAN ONE-FOR-TWENTY AT ANY TIME PRIOR TO [●], 2018, WITH THE EXACT RATIO TO BE SET AT A WHOLE NUMBER WITHIN THIS RANGE AS DETERMINED BY THE BOARD OF DIRECTORS

Our Board of Directors has adopted resolutions to authorize the Board, in its sole direction, to amend the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding Common Stock, to meet the listing requirements of one of the national stock exchanges as described below and directing such proposal to be submitted to the holders of our Voting Capital for their approval.

The amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding Common Stock, if approved by the stockholders, will be substantially in the form set forth on Appendix A (subject to any changes required by applicable law).  If approved by the holders of our Voting Capital, the Reverse Stock Split proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding Common Stock at any time prior to [●], 2018 by a ratio of not less than one-for-two and not more than one-for-twenty, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion.  We believe that enabling our Board of Directors to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders including meeting one of the listing qualifications for one of the national exchanges.  In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●
the initial listing requirements of various stock exchanges;

●
the historical trading price and trading volume of our Common Stock;

●
the number of shares of our Common Stock outstanding;

●
the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●
prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than two and no more than twenty shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock.  Any fractional shares will be rounded up to the next whole number.  The amendment to our Certificate of Incorporation to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board of Directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to continue to meet the listing requirements of The Nasdaq Capital Market or and to make our Common Stock more attractive to a broader range of institutional and other investors.  The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to maintain a listing on The Nasdaq Capital Market.  The Nasdaq Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing (subject to certain exceptions), maintenance of a continued price of at least $1.00 per share.  Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.  The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.  In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the certificate of amendment to the Company’s Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.  If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on [●], 2018, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of twenty shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, based on the [●] shares of Common Stock outstanding as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-2	[●]
1-for-10	[●]
1-for-20	[●]

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number.  In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on The Nasdaq Capital Market under the symbol “MBVX”, subject to any decision of our Board of Directors to list our securities on another stock exchange.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian, or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time.  The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below.  Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Therefore, we will not issue certificates representing fractional shares.  In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.01 par value per share.  As a result, as of the Effective Time, the total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the shares outstanding on the Record Date of our Voting Capital.

The Board of Directors unanimously recommends a vote FOR the approval of the Reverse Stock Split.

PROPOSAL 2:

TO APPROVE THE POTENTIAL ISSUANCE OF UP TO AN AGGREGATE OF 3,400,000 SHARES OF COMMON STOCK, IN EXCESS OF 19.99% OF THE NUMBER OF SHARES OF COMMON STOCK THAT WERE ISSUED AND OUTSTANDING ON AUGUST 11, 2017, CONSISTING OF (I) 2,386,360 SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF SERIES J PREFERRED STOCK, ISSUED TO INVESTORS IN A FINANCING CONSUMMATED IN AUGUST 2017 AND (II) 1,013,640 SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER DESIGNATED BUT UNISSUED SHARES OF SERIES J PREFERRED STOCK

On August 11, 2017, the Company entered into separate securities purchase agreements with accredited investors relating to the issuance and sale of approximately 2,386.36 shares (the “Shares”) of Series J Preferred Stock for $550 per share (the “Offering”). The Offering closed on August 21, 2017. The net proceeds to the Company from the Offering were approximately $1.2 million, including estimated Offering expenses payable by the Company. The Company designated 3,400 shares of preferred stock as Series J Preferred Stock, with 1,013.64 remaining unsold. The 1,013,640 shares of Common Stock underlying the unsold Series J Preferred Stock are the “Unsold Conversion Shares”).

The Shares, and the 2,386,360 shares of Common Stock issuable upon conversion of the Shares (the “Purchased Conversion Shares” and, together with the Unsold Conversion Shares, the “Conversion Shares”), were offered and sold to the public under our shelf registration statement on Form S-3 (File No. 333-219291) initially filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2017 and declared effective on July 27, 2017. As well, a prospectus supplement relating to the Offering was filed with the Commission.

Nasdaq Marketplace Rule 5635(d) requires for the listing of shares, stockholder approval of any issuances or potential issuances of Common Stock (or securities convertible or exercisable into Common Stock) sold in private transactions if the number of shares sold is equal to or exceeds 20% or more of presently outstanding Common Stock and the price per share is less than the greater of book value or market value of the Common Stock (“Shareholder Approval”). As of the date of the Offering, the per share purchase price for the shares underlying the Series J Preferred Stock was less than the greater of book value or market value of the Common Stock, due to an anti-dilution provision in the Certificate of Designations, Preferences and Rights of the 0% Series J Convertible Preferred Stock (the “Series J Certificate of Designation”). The Series J Certificate of Designation contains a blocker that provides that, until Shareholder Approval is obtained, the shares of Series J Preferred Stock are convertible only to the extent that all underlying Conversion Shares do not exceed 19.99% of the issued and outstanding Common Stock on August 11, 2017, or 2,111,723 shares (the “Conversion Cap”).   Prior to Shareholder Approval, no Conversion Shares may be issued upon conversion of the Series J Preferred Stock that would exceed 2,111,723 shares.

In order to permit the full conversion of the Series J Preferred Stock in accordance with applicable listing rules of The Nasdaq Capital Market, the Company agreed to hold a special meeting of stockholders for the purpose of obtaining Shareholder Approval to allow for conversions of the Series J Preferred Stock in excess of the Exercise Cap, with the recommendation of the Company’s Board of Directors that such proposal be approved. Pursuant to The Nasdaq Capital Market regulations, the Conversion Shares shall not be counted towards approval of this proposal.

Description of the Offering

On August 11, 2017, the Company entered into separate securities purchase agreements with accredited investors relating to the issuance and sale of the Shares of Series J Preferred Stock for $550 per share. The net proceeds to the Company from the Offering, which closed on August 21, 2017, were approximately $1.2 million, including estimated Offering expenses payable by the Company. The Company intends to use the proceeds from the Offering for general corporate purposes. No commissions were paid in connection with the Offering. If the Company sells the remaining 1,013.64 shares of Series J Preferred Stock, it expects to raise approximately $557,502. As of the date of this proxy statement, the Company has not entered into any agreements with respect to such a transaction.

Description of the Series J Preferred Stock

On August 14, 2017, in connection with the Offering, the Company filed the Series J Certificate of Designation with the Delaware Secretary of State, designating 3,400 shares of preferred stock as Series J Preferred Stock.

The shares of Series J Preferred Stock are convertible into shares of Common Stock based on a conversion calculation equal to the stated value of the Series J Preferred Stock, plus all accrued and unpaid dividends (the “Base Amount”), if any, on such Series J Preferred Stock, as of such date of determination, divided by the conversion price. The stated value of each share of Series J Preferred Stock is $550 and the initial conversion price is $0.55 per share, each subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events.

For so long as the holder has Series J Preferred Stock, if the Company sells, or is deemed to have sold, Common Stock, or common equivalent shares, for consideration per share less than the conversion price in effect immediately prior to the issuance (the “Lower Issuance Price”), then the conversion price in effect immediately prior to such issuance will be adjusted to the Lower Issuance Price, provided however the Lower Issuance Price shall not be less than $0.10.

The holders of Series J Preferred Stock will be entitled to receive dividends if and when declared by our board of directors. The Series J Preferred Stock shall participate on an “as converted” basis, with all dividends declared on our Common Stock.  In addition, if we grant, issue or sell any rights to purchase our securities pro rata to all our record holders of our Common Stock, each holder will be entitled to acquire such securities applicable to the granted purchase rights as if the holder had held the number of shares of Common Stock acquirable upon complete conversion of all Series J Preferred Stock then held.

We are prohibited from effecting a conversion of the Series J Preferred Stock to the extent that, as a result of such conversion, the holder would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series J Preferred Stock, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%. Each holder is entitled to vote on all matters submitted to stockholders of the Company, and shall have the number of votes equal to the number of shares of Common Stock issuable upon conversion of such holder’s Series J Preferred Stock, substituting the consolidated closing bid price of the Common Stock on August 10, 2017 for the then-applicable conversion price, and not in excess of the beneficial ownership limitations.

Pursuant to the Conversion Cap contained in the Series J Certificate of Designation, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Series J Preferred Stock, and the holder of any shares of Series J Preferred Stock shall not have the right to receive upon conversion of any shares of the Series J Preferred Stock if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Series J Preferred Stock without breaching the Company's obligations under the rules or regulations of The Nasdaq Capital Market, which aggregate number equals 19.99% of the number of shares outstanding on the closing date of the Offering, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Capital Market for issuances of Common Stock in excess of such amount.

Holders of Series J Preferred Stock will be entitled to a preferential payment of cash per share equal to the greater of 125% of the Base Amount on the date of payment or the amount per share had the holders converted such preferred shares immediately prior to the date of payment upon the liquidation, dissolution or winding up of the affairs of the Company, or a consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed.

Certain Effects

The following table sets forth certain material effects to the Company related to the Offering and removal of the Conversion Cap.

Number of shares of Common Stock outstanding immediately prior to the closing of the Offering	10,563,899
Number of Purchased Conversion Shares issuable assuming approval of Proposal 2	2,386,360
Number of Unsold Conversion Shares issuable assuming approval of Proposal 2	1,013,640

Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares	12,950,259
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares
23%(1)

Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares and all Unsold Conversion Shares	13,963,899
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares and the Unsold Conversion Shares
32%(1)

Number of Inducement Shares issuable assuming approval of Proposal 3 (See Proposal 3)	6,500,000
Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares and the Inducement Shares	19,450,259
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares and issuance of the Inducement Shares
84%(1)
Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares, Unsold Conversion Shares and Inducement Shares	20,463,899
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares and Unsold Conversion Shares and issuance of the Inducement Shares
94%(1)

Market price per share of Common Stock on August 10, 2017, immediately prior to the Offering	$0.55
Market price per share of Common Stock on [●], 2017	$0.[●]

(1)
Not adjusted for any beneficial ownership limitations

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast in connection with Proposal No. 2; provided, however, that pursuant to the listing rules of The Nasdaq Capital Market, none of the up to 3,400,000 shares may be counted towards approval of this Proposal 2 and may only be counted as present for purposes of determining a quorum. The investors, to the extent that they own Common Stock on the Record Date that was not issued in the Offering, may vote these shares of Common Stock in favor of this Proposal 2.

The Board of Directors unanimously recommends a vote FOR the approval of the potential issuance of up to an aggregate of 3,400,000 shares of Common Stock, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017, consisting of (i) 2,386,360 shares of Common Stock issuable upon conversion of Series J Preferred Stock, issued to investors in a financing consummated in August 2017 and (ii) 1,013,640 shares of Common Stock available for issuance under designated but unissued shares of Series J Preferred Stock.

PROPOSAL 3:

IF PROPOSAL 2 IS APPROVED, TO APPROVE THE POTENTIAL ISSUANCE OF UP TO 6,500,000 SHARES OF COMMON STOCK UPON CONVERSION OF SERIES K PREFERRED STOCK ISSUABLE IN CONNECTION WITH A FINANCING CONSUMMATED IN AUGUST 2017, IN EXCESS OF 19.99% OF THE NUMBER OF SHARES OF COMMON STOCK THAT WERE ISSUED AND OUTSTANDING ON AUGUST 11, 2017

Introduction

If the stockholders approve Proposal 2, the Board recommends the stockholders approve the following Proposal 3.

In connection with the Offering, the Company entered into a letter agreement with the lead investor in the Offering (the “Lead Investor”), pursuant to which the Company agreed to issue, to investors who participated in the Offering and as allocated by the Lead Investor, for no additional cost, 65,000 newly designated shares of Series K Preferred Stock, convertible into 6,500,000 shares of Common Stock (the “Inducement Shares”).

Nasdaq Marketplace Rule 5635(d) requires for the listing of shares, stockholder approval of any issuances or potential issuances of Common Stock (or securities convertible or exercisable into Common Stock) sold in private transactions if the number of shares sold is equal to or exceeds 20% or more of presently outstanding Common Stock and the price per share is less than the greater of book value or market value of the Common Stock. As of the date of issuance of the Series K Preferred Stock, the per share purchase price for the underlying Inducement Shares was less than the greater of book value or market value of the Common Stock. The Certificate of Designations, Preferences and Rights of the 0% Series K Convertible Preferred Stock (the “Series K Certificate of Designation”) contains a blocker that provides that the Series K Preferred Stock may only be convertible following Shareholder Approval of the issuance of both the Conversion Shares and the Inducement Shares.   Prior to Shareholder Approval, no Inducement Shares may be issued upon conversion of the Series K Preferred Stock.

In order to permit the full conversion of the Series K Preferred Stock in accordance with applicable listing rules of The Nasdaq Capital Market, the Company agreed to hold a special meeting of stockholders for the purpose of obtaining Shareholder Approval to allow for conversion of the Series J Preferred Stock and Series K Preferred Stock in excess of the Conversion Cap, with the recommendation of the Company’s Board of Directors that such proposal be approved. Pursuant to The Nasdaq Capital Market regulations, the Inducement Shares will not be counted towards approval of this proposal.

Description of the Series K Preferred Stock

On August 14, 2017, the Company filed the Series K Certificate of Designation with the Delaware Secretary of State, designating 65,000 shares of preferred stock as Series K Preferred Stock.

The shares of Series K Preferred Stock are convertible into shares of Common Stock based on a conversion calculation equal to the stated value of the Series K Preferred Stock divided by the conversion price. The stated value of each share of Series K Preferred Stock is $0.01 and the initial conversion price is $0.0001 per share, each subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events.

The holders of Series K Preferred Stock will be entitled to receive dividends if and when declared by our board of directors. The Series K Preferred Stock shall participate on an “as converted” basis, with all dividends declared on our Common Stock. In addition, if we grant, issue or sell any rights to purchase our securities pro rata to all our record holders of our Common Stock, each holder will be entitled to acquire such securities applicable to the granted purchase rights as if the holder had held the number of shares of Common Stock acquirable upon complete conversion of all Series K Preferred Stock then held.

We are prohibited from effecting any conversion of the Series K Preferred Stock if the Company has not obtained Shareholder Approval for the full conversion of the Series J Preferred Stock and Series K Preferred Stock in accordance with the rules of the Nasdaq Stock Market LLC or to the extent that, as a result of such conversion, the holder would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series K Preferred Stock, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%. Each holder is entitled to vote on all matters submitted to stockholders of the Company, and shall have the number of votes equal to the number of shares of Common Stock issuable upon conversion of such holder’s Series K Preferred Stock, substituting the consolidated closing bid price of the Common Stock on August 10, 2017 for the then-applicable conversion price, and not in excess of the beneficial ownership limitations.

 Certain Effects

The following table sets forth certain material effects to the Company related to the Offering and removal of the Conversion Cap.

Number of shares of Common Stock outstanding immediately prior to the closing of the Offering	10,563,899
Number of Purchased Conversion Shares issuable assuming approval of Proposal 2	2,386,360
Number of Unsold Conversion Shares issuable assuming approval of Proposal 2	1,013,640

Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares	12,950,259
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares
23%(1)

Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares and all Unsold Conversion Shares	13,963,899
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares and the Unsold Conversion Shares
32%(1)

Number of Inducement Shares issuable assuming approval of Proposal 3	6,500,000
Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares and the Inducement Shares	19,450,259
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares and issuance of the Inducement Shares
84%(1)
Number of shares of Common Stock outstanding assuming issuance of the Purchased Conversion Shares, Unsold Conversion Shares and Inducement Shares	20,463,899
Percentage of total issued and outstanding Common Stock immediately prior to the closing of the Offering that is issuable pursuant to the Offering, assuming full conversion of the Purchased Conversion Shares and Unsold Conversion Shares and issuance of the Inducement Shares
94%(1)

Market price per share of Common Stock on August 10, 2017, immediately prior to the Offering	$0.55
Market price per share of Common Stock on [●], 2017	$0.[●]

(1)
Not adjusted for any beneficial ownership limitations

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Split, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast in connection with Proposal No. 3; provided, however, that pursuant to the listing rules of The Nasdaq Capital Market, none of the 6,500,000 shares may be counted towards approval of this Proposal 3 and may only be counted as present for purposes of determining a quorum. The investors, to the extent that they own Common Stock on the Record Date that was not issued in the Offering, may vote these shares of Common Stock in favor of this Proposal 3.

The Board of Directors unanimously recommends a vote FOR the potential issuance of up to 6,500,000 shares of Common Stock upon conversion of Series K Preferred Stock issuable in connection with a financing consummated in August 2017, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017.

PROPOSAL 4:

TO AUTHORIZE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF THE COMMON STOCK, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

Our Common Stock is listed on The Nasdaq Capital Market under the symbol “MBVX.” Nasdaq Marketplace Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Nasdaq Marketplace Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 4 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●
The aggregate number of shares issued in the offerings will not exceed 24,000,000 shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●
The total aggregate consideration will not exceed $24 million;

●
The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 30% below the market price of our Common Stock at the time of issuance in recognition of the limited public float of our traded Common Stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, the range of high and low closing prices for our Common Stock, for the period from [●], 2016 through [●], 2017 was $[●] and $[●], respectively;

●
Such offerings will occur, if at all, on or before [●], 2018; and

●
Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 24 million shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $24 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non-public offerings, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast in connection with Proposal No. 4.

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

PROPOSAL 5:

TO AUTHORIZE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF THE COMMON STOCK, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

In the event that the stockholders do not approve Proposal 4, the Board recommends the stockholders approve the following proposal which is identical to Proposal 4 except that the maximum discount at which securities of the Company will be offered will be equivalent to a discount of 20% below the market price for our Common Stock at the time of issuance. The Board of Directors desires to give the Company’s stockholders a meaningful opportunity to make an informed decision regarding the maximum discount below the market price for our Common Stock to be authorized for future issuance consistent with the principles adopted by the Nasdaq Stock Market LLC and believes providing stockholders several options permits a meaningful informed decision.  In the event both Proposal 4 and Proposal 5 are approved by stockholders, only Proposal 4 shall be deemed to have any effect.

Our Common Stock is listed on The Nasdaq Capital Market under the symbol “MBVX”. Nasdaq Marketplace Rule 5635(d) would require us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Nasdaq Marketplace Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 5 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●
The aggregate number of shares issued in the offerings will not exceed 24 million shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●
The total aggregate consideration will not exceed $24 million;

●
The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the market price of our Common Stock at the time of issuance in recognition of the limited public float of our traded Common Stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, the range of high and low closing prices for our Common Stock, for the period from [●], 2016 through [●], 2017 was $[●] and $[●], respectively;

●
Such offerings will occur, if at all, on or before [●], 2018; and

●
Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 24 million shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $24 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non-public offerings, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast in connection with Proposal No. 5.

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

PROPOSAL 6:

TO APPROVE THE FIFTH AMENDED AND RESTATED MABVAX THERAPEUTICS HOLDINGS, INC. 2014 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN, INCLUDING THE RESERVATION OF 6,128,406 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

The Company's 2014 Employee, Director and Consultant Equity Incentive Plan was approved by our Board in June 2014 and became effective and adopted as the amended 2014 Stock Incentive Plan (the “Plan”) by our stockholders in the merger with MabVax Therapeutics, Inc. on July 8, 2014. On March 27, 2015, the Board approved a further amendment (the “Second Amendment”) to the Plan to increase the number of shares available for issuance thereunder to 1,129,837 from 21,361 in support of the Company's growth and desire to attract and retain qualified individuals for management and other positions. The stockholders approved the Second Amendment on August 26, 2015 at the Company’s Special Meeting of stockholders. On September 22, 2016, the Board ratified an automatic increase in the number of shares reserved for issuance under the Plan to 1,208,307 from 1,129,837. On January 1, 2017, the Board approved a further amendment for an automatic increase to the Plan to increase the number of shares available for issuance thereunder to 2,159,352 from 1,208,307. On June 12 2017, the stockholder approved the fourth amendment to the Plan to increase the shares available for issuance from 2,159,352 to 4,128,406. In light of the desire to retain employees and consultants, the Board is recommending and submitting this amendment (the “Fifth Amendment”) to our stockholders for approval.

We are seeking stockholder approval of the Fifth Amendment to increase the number of shares issuable pursuant to the Plan to 6,128,406 from 4,128,406. In determining the amount of the increase contemplated by the proposed Fifth Amendment to the Plan, the Board has taken into consideration the growth in number of full time employees in the last year and desire to continue to retain the flexibility to offer incentives to our officers, directors, and consultants. The maximum number of shares to be granted to any one individual in a calendar year shall be limited to 1,000,000. The Fifth Amended and Restated 2014 Employee, Director and Consultant Equity Incentive Plan is shown in Appendix B.

Upon stockholder approval, an additional 2,000,000 shares of Common Stock will be available for issuance under the Plan, the purpose of which will be to enable us to continue to grow, attract and retain new talent, and to continue to incentivize our officers, directors, and consultants, thereby attracting, retaining and motivating the individuals who will be critical to the Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

Approval of the Fifth Amendment will permit the Company to continue to use and offer incentives to eligible participants in order to motivate and reward those providing services to the Company or any subsidiary. If this Proposal 6 is not approved, the Plan will continue in full force with the current amount of shares available for issuance thereunder. Complete copies of the Plan, including the amendment to the Plan can be obtained from the Secretary of the Company.

Vote Required

The affirmative vote of a majority of the votes cast in connection with Proposal No. 6.

The Board of Directors unanimously recommends a vote FOR the approval of the Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, including the reservation of 6,128,406 shares of Common Stock for issuance thereunder.

 PROPOSAL 7:

ADJOURNMENT

At the Special Meeting, we may ask our stockholders to vote on a proposal to adjourn the Special Meeting if necessary or appropriate in the sole discretion of our Board of Directors, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement of the Special Meeting to approve any of the other proposals.

If at the Special Meeting the number of shares of our Voting Capital present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board of Directors may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Special Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares of our Voting Capital present or represented by proxy voting in favor of all of the proposals, our Board of Directors may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Special Meeting to a later date and time. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new Record Date is not fixed for the adjourned meeting), other than by an announcement made at the Special Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Special Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

If we adjourn the Special Meeting to a later date, we will transact the same business and, unless we must fix a new Record Date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Vote Required

The affirmative vote of a majority of the votes cast in connection with Proposal No. 7.

The Board of Directors unanimously recommends a vote FOR authorization to adjourn the Special Meeting if necessary or appropriate.

OTHER BUSINESS

As of the date of this Proxy Statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

ANNUAL REPORT

A copy of the Company’s 2016 Annual Report is available on our Internet website at www.mabvax.com.

BY ORDER OF THE BOARD OF DIRECTORS /s/ J. David Hansen J. David Hansen Chairman of the Board of Directors

  Appendix A

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
MABVAX THERAPEUTICS HOLDINGS, INC.

MabVax Therapeutics Holdings, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of MabVax Therapeutics Holdings, Inc. adopted a proposed amendment of the Certificate of Incorporation of said corporation to effect a reverse stock split, declaring said amendment to be advisable.

The amendment reads as follows:

That Article IV of the Company’s Certificate of Incorporation shall be amended by adding the following section to the end of Article IV, Section A:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this amendment to the Corporation’s Certificate of Incorporation, as amended, each ________* shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof; provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

* - Whole number between two (2) and twenty (20) as determined by the Board of Directors in its sole discretion.

SECOND: That, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of MabVax Therapeutics Holdings, Inc. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Certificate of Incorporation to provide for a reverse stock split and the Board of Directors subsequently approved a ratio of 1-for-________*.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ day of ________________, 201 .

By:
Title:
Name:

A-1

 Appendix B

FIFTH AMENDED AND RESTATED MABVAX THERAPEUTICS HOLDINGS, INC.
2014 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1.
DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

California Participant means a Participant who resides in the State of California.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Change of Control and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant:

(i)
Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve or is not required to approve; or

(ii)
Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

(iii)
provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change in Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $0.01 par value per share.

Company means MabVax Therapeutics Holdings, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

Plan means this Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.
PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.
SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 6,128,406, consisting of: 4,128,406 shares representing approximately 15.7% of the outstanding equity of the Company on August 21, 2017, plus 2,000,000 pursuant to clauses (b)(ii)(x) and (y) below.

(b) Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2016, and ending on the second day of fiscal year 2024, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 3,081,082 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan; (ii) the number of Shares necessary such that the total Shares reserved under this Plan equals (x) 15% of the number of outstanding shares of Common Stock on such date (assuming the conversion of all outstanding shares of Preferred Stock and other outstanding convertible securities and exercise of all outstanding warrants to purchase common stock) plus (y) 2,000,000; and (iii) an amount determined by the Board.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.
ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

(f) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, including, without limitation, to accelerate the vesting schedule, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(g) Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

(h) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.
ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.
TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)
Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)
Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events. For California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, the exercise period of the Option set forth in the Option Agreement shall not be more than 120 months from the date of grant.

(iv)
Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.
TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. For California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, each Stock Grant shall be issued within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s shareholders. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any (such right, the “Acquisition Right”).

8.
TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.
PERFORMANCE BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

10.
EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.
PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.
RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.
ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement or in any other agreement between a Participant and the Company or an Affiliate, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the date of the Participant’s termination of employment. For Options granted to California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, an Option must be exercisable for at least thirty (30) days from the date of a Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement or in any other agreement between a Participant and the Company or an Affiliate, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement or in any other agreement between a Participant and the Company or an Affiliate:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, a Participant may exercise such rights for at least six (6) months from the date of termination of service due to Disability.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.
EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement or in any other agreement between a Participant and the Company or an Affiliate:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants for so long as the Common Stock is not deemed a covered security pursuant to Section 18(b)(1) of the Securities Act, the Participant’s Survivors must be allowed to take all necessary steps to exercise the Option for at least six (6) months from the date of death of such Participant.

18.
EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement or in any other agreement between a Participant and the Company or an Affiliate, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or a Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement or in any other agreement between a Participant and the Company or an Affiliate, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement or in any other agreement between a Participant and the Company or an Affiliate, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement or in any other agreement between a Participant and the Company or an Affiliate, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.
PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.
DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.
ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a), 3(b) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall automatically vest in full.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Acquisition Rights with respect to any Stock Grants will terminate and be of no further force and effect.

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive. Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Stock-Based Awards which are not Performance-Based Awards will automatically vest in full.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

(f) Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.
ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.
FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.
CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.
WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.
NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.
EFFECTIVENESS AND TERMINATION OF THE PLAN.

The Plan will terminate on February 12, 2024, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.
AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

33.
EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.
SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.
INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.
GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

MABVAX THERAPEUTICS HOLDINGS, INC.
11535 Sorrento Valley Road, Ste. 400
San Diego, California 92121
(858) 259-9405

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

[●], 2017

THE BOARD OF DIRECTORS OF MABVAX THERAPEUTICS HOLDINGS, INC. SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with  the Special Meeting of Stockholders to be held at 10:00 a.m. (local time) on [●], 2017, at 11535 Sorrento Valley Road, Ste. 400, San Diego, California 92121, and hereby appoints J. David Hansen, our Chief Executive Officer, and Gregory P. Hanson, our Chief Financial Officer, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock (including shares of Common Stock underlying shares of Series D Convertible Preferred Stock through Series K Convertible Preferred Stock) of MabVax Therapeutics Holdings, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

 This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted in accordance with the recommendation of the Board of Directors.·☑ Please mark votes as in this example.

 The Board of Directors recommends you vote FOR the following proposals:

1)
To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price is required to continue to meet the continued listing qualifications for The Nasdaq Capital Market, to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to [●], 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2)
To approve the potential issuance of up to an aggregate of 3,400,000 shares of Common Stock, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017, consisting of (i) 2,386,360 shares of Common Stock issuable upon conversion of Series J Preferred Stock, issued to investors in a financing consummated in August 2017 and (ii) 1,013,640 shares of Common Stock available for issuance under designated but unissued shares of Series J Preferred Stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3)
If Proposal 2 is approved, to approve the potential issuance of up to 6,500,000 shares of Common Stock upon conversion of Series K Preferred Stock issuable in connection with a financing consummated in August 2017, in excess of 19.99% of the number of shares of Common Stock that were issued and outstanding on August 11, 2017.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4)
To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

☐	FOR	☐	AGAINST	☐	ABSTAIN

5)o
To authorize the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

☐	FOR	☐	AGAINST	☐	ABSTAIN

6)
To approve the Fifth Amended and Restated MabVax Therapeutics Holdings, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan, including the reservation of 6,128,406 shares of Common Stock for issuance thereunder.

☐	FOR	☐	AGAINST	☐	ABSTAIN

7)
To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

☐	FOR	☐	AGAINST	☐	ABSTAIN

     In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

 Please sign exactly as name(s) appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature:	Date:
Signature:	Date:

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!